UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 11, 2005

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number
1-15929 1-3382 1-8349	Progress Energy, Inc.
        410 S. Wilmington Street
   Raleigh, North Carolina 27601-1748
        Telephone: (919) 546-6111
 State of Incorporation: North Carolina

     Carolina Power & Light Company
  d/b/a Progress Energy Carolinas, Inc.
        410 S. Wilmington Street
   Raleigh, North Carolina 27601-1748
        Telephone: (919) 546-6111
 State of Incorporation: North Carolina

      Florida Progress Corporation
           100 Central Avenue
   St. Petersburg, Florida 33701-3324
        Telephone: (727) 820-5151
	State of Incorporation: Florida	56-2155481 56-0165465 59-2147112

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Progress Corporation. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 11, 2005, Progress Energy, Inc. (the “Company”) announced that Richard A. Nunis will reach the mandatory retirement age for members of the Company’s Board of Directors (the “Board”) who are not full time employees of the Company this year, and thus retired from the Board at the May 11, 2005 Annual Meeting of Shareholders of the Company (the “2005 Annual Meeting”). Mr. Nunis also retired from the Boards of Directors of the Company’s wholly-owned subsidiaries, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) and Florida Progress Corporation (“FPC”).

The Company also announced that W.D. Frederick was elected to the Board on May 11, 2005 following the 2005 Annual Meeting. Mr. Frederick had previously notified the Company that he would not stand for re-election to the Board at the 2005 Annual Meeting, citing other time commitments as the reason for his decision. As those other time commitments are no longer an issue, the Directors elected Mr. Frederick to the Board to serve until the next annual meeting of shareholders, pursuant to the provision of the Company’s By-Laws that allows Directors to fill Board vacancies. Also on May 11, 2005, Mr. Frederick was elected to the Boards of Directors of PEC and FPC. There is no arrangement or understanding between Mr. Frederick and any other individual pursuant to which he was selected. Mr. Frederick was appointed to the following Committees of the Board: Audit and Corporate Performance; Operations, Environmental, Health and Safety Issues. He was appointed to the same Committees of the Board of PEC. During 2004, Mr. Frederick did not have an interest in any transactions to which the Company or any of its subsidiaries was a party, and there are no currently proposed transactions involving the Company or any of its subsidiaries in which Mr. Frederick has an interest.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company, PEC nor FPC undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC. and
FLORIDA PROGRESS CORPORATION
Registrants

By: /s/ Geoffrey S. Chatas
    Geoffrey S. Chatas
    Executive Vice President and
Chief Financial Officer

Date: May 11, 2005